UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2011

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
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Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
The information in this Report set forth under Item 2.03 regarding the entry into the Repurchase Agreements by the KBS Seller is incorporated herein by reference.
ITEM 2.03 CREATION OF A DIRECT OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT
Entry into Two Master Repurchase Agreements
In connection with the Transactions described below, KBS Strategic Opportunity REIT, Inc. (the “Company”), through an indirect wholly owned subsidiary (the “KBS Seller”), on December 12, 2011, entered into separate master repurchase agreements (collectively and as supplemented by the Transactions on the dates stated below and as amended on December 21, 2011, the “Repurchase Agreements”) with Wells Fargo Bank, N.A. and Wells Fargo Securities, LLC (individually and collectively, the “Wells Buyer”). The Wells Buyer is not affiliated with the Company or KBS Capital Advisors LLC, the Company’s external advisor.
Pursuant to the Repurchase Agreements, the KBS Seller may sell to the Wells Buyer, and later repurchase from the Wells Buyer, securities or other assets (collectively, the “Securities”). The Wells Buyer is under no obligation to purchase any amount of Securities from the KBS Seller. The KBS Seller expects to use the Repurchase Agreement primarily to fund its purchase of certain commercial mortgage-backed securities (“CMBS”). The Repurchase Agreements are fully guaranteed by the Company.
The purchase price to be paid by the Wells Buyer for any Security it purchases from the KBS Seller will be determined on the date of such transaction (each, a “Transaction”). Upon the KBS Seller’s repurchase of a Security from the Wells Borrower, the KBS Seller will be required to repay the Wells Buyer the purchase price paid by the Wells Buyer for such Security (as it may have been subsequently increased or reduced in accordance with the Repurchase Agreements) plus interest (which will be determined by the KBS Seller and the Wells Buyer prior to and in relation to each such repurchase) on the date of such repurchase. With respect to any Securities sold by the KBS Seller to the Wells Buyer, the KBS Seller is entitled to receive an amount equal to any income generated by such Securities that it would have been entitled to receive if the Securities had not been sold. The Wells Borrower may transfer such income to or credit the KBS Seller’s account, or apply such income to reduce the amount to be transferred by the KBS Seller to the Wells Buyer upon the repurchase of the Securities.
The Repurchase Agreements contain margin call provisions that generally provide the Wells Buyer with certain rights in the event that there has been a decline in the market value of Securities it has purchased from the KBS Buyer in an amount greater than $250,000. Under these circumstances, the Wells Buyer may require the KBS Seller to transfer cash or additional Securities with an aggregate market value in an amount sufficient to eliminate any margin deficit resulting from such a decline (a “Margin Call”). The Repurchase Agreements also contain margin excess provisions that generally provide the KBS Seller with certain rights in the event that there has been an increase in the market value of Securities purchased by the Wells Borrower from the KBS Seller in an amount greater than $250,000. Under these circumstances, the KBS Seller may require the Wells Buyer, at the Wells Buyer’s option, to transfer cash or purchased Securities with an aggregate market value in an amount sufficient to eliminate any margin excess resulting from such an increase in market value. The specific value of the Securities which will trigger transfers of cash or additional Securities in relation to either margin deficits or margin excesses will be determined by the KBS Seller and the Wells Buyer prior to and in relation to each Transaction.
In addition, the Repurchase Agreements contain events of default (subject to certain grace periods, notice provisions and materiality thresholds) customary for this type of agreement, including without limitation: payment and purchase defaults; bankruptcy or insolvency proceedings; Margin Call defaults; breaches of covenants and/or certain representations and warranties; failure by the KBS Seller to notify the Wells Buyer of its net worth (which equals gross assets less the aggregate amount of all liabilities, determined in accordance with generally accepted accounting principles); the Company’s net worth falling bellow $15 million; a default by the KBS Seller involving the failure to pay or acceleration of a monetary obligation in excess of the lower of $10 million or 3% of the KBS Seller’s net asset value and net asset value per share (as calculated by the KBS Seller) (the “Obligation Amount”), or permitting the acceleration of the maturity of obligations in excess of the Obligation Amount; defaults by the Company under certain monetary obligations; and certain failures by the Company as guarantor of the Repurchase Agreements. The remedies for such events of default are also customary for this type of agreement and include without limitation: the acceleration of the principal amount outstanding under the Repurchase Agreements; and the liquidation by the Wells Buyer of Securities it has purchased from the KBS Seller which are then subject to the Repurchase Agreements.

Sales of Certain CMBS Pursuant to the Repurchase Agreements
As of December 22, 2011, the Company had invested $58.7 million in six separate CMBS investments (each a “CMBS Investment”) and, pursuant to the terms of the Repurchase Agreements, the Company had entered into the following Transactions relating to all or a portion of certain CMBS Investments:

Date of Sale to Wells Buyer	Type of Security	Purchase Price Paid by Wells Buyer	CMBS Investment Leverage Ratio(1)	Interest Rate	Margin Call Threshold(2)	Required Repurchase Date
December 20, 2012	CMBS	$9.7 million	65.0%	LIBOR + 1.25%	2.6%	January 19, 2012
December 21, 2012	CMBS	$6.2 million	65.0%	LIBOR + 1.25%	4.1%	January 19, 2012
December 22, 2012	CMBS	$2.8 million	65.0%	LIBOR + 1.25%	9.0%	January 19, 2012
December 22, 2012	CMBS	$11.6 million	65.0%	LIBOR + 1.25%	2.2%	January 19, 2012
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(1) Each portion of the Securities sold to the Wells Buyer is subject to a margin amount of $250,000 (the “Margin Amount”).  If at any time, the aggregate market value of the Securities purchased from the KBS Seller is less than the purchase price by an amount equal to or greater than the Margin Amount, the Wells Buyer may by notice to the KBS Seller require the KBS Seller to transfer to the Wells Buyer cash or additional Securities.
(2) The percentage amount by which the value of the Securities subject to the Transaction must exceed the purchase price paid by the Wells Buyer so that the Wells Buyer will not have the right to make a Margin Call.
As of December 22, 2011, the Company had made $28.5 million worth of CMBS Investments that were not subject to the Repurchase Agreements. Accordingly, the aggregate leverage ratio on the Company’s CMBS Investments is 51%.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: December 23, 2011	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer